UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
Traeger, Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Traeger, Inc.

NOTICE & PROXY STATEMENT

Annual Meeting of Stockholders

June 14, 2022
1:00 p.m. (Mountain Time)
TRAEGER, INC.
1215 E WILMINGTON AVE., SUITE 200
SALT LAKE CITY, UTAH 84106

April 25, 2022
To Our Stockholders:
You are cordially invited to attend the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Traeger, Inc. at 1:00 p.m. Mountain Time, on Tuesday, June 14, 2022. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast.
The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Please see the section entitled “Who can attend the Annual Meeting?” on page 4 of the proxy statement for more information about how to attend the meeting online.
Whether or not you attend the Annual Meeting online, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote online, even if you have previously submitted your proxy.
Thank you for your support.
Sincerely,

Jeremy Andrus
Chief Executive Officer and Chairman of the Board

Relationships and Transactions with Directors, Executive Officers and Significant Stockholders	33

STOCKHOLDERS’ PROPOSALS	35

OTHER MATTERS	35
Delinquent Section 16(a) Reports	35

SOLICITATION OF PROXIES	36

TRAEGER’S ANNUAL REPORT ON FORM 10-K	37

Traeger, Inc.
1215 E Wilmington Ave., Suite 200
Salt Lake City, Utah 84106

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD TUESDAY, JUNE 14, 2022

The Annual Meeting of Stockholders (the “Annual Meeting”) of Traeger, Inc., a Delaware corporation (the “Company”), will be held at 1:00 p.m. Mountain Time on Tuesday, June 14, 2022. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/COOK2022 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting will be held for the following purposes:
•    To elect Jeremy Andrus, Wendy A. Beck, Daniel James and Elizabeth C. Lempres as Class I directors to serve until the 2025 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;
•    To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and
•    To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
Holders of record of our common stock as of the close of business on April 18, 2022 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of such stockholders will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the meeting during ordinary business hours at the Company’s principal executive offices. The list of these stockholders will also be available on the bottom of your screen during the Annual Meeting after entering the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.
It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.
By Order of the Board of Directors
Thomas Burton
General Counsel
Salt Lake City, Utah
April 25, 2022

Traeger, Inc.
1215 E Wilmington Ave., Suite 200
Salt Lake City, Utah 84106

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Traeger, Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held on Tuesday, June 14, 2022 (the “Annual Meeting”), at 1:00 p.m., Mountain Time, and at any continuation, postponement, or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/COOK2022 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.
Holders of record of shares of our common stock, par value $0.0001 per share (the “Common Stock”), as of the close of business on April 18, 2022 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. As of the Record Date, there were 118,209,994 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.
This proxy statement and the Company’s Annual Report to Stockholders for the year ended December 31, 2021 (the “2021 Annual Report”) will be released on or about April 25, 2022 to our stockholders as of the Record Date.
In this proxy statement, “Traeger”, the “Company”, “we”, “us”, and “our” refer to Traeger, Inc.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON TUESDAY, JUNE 14, 2022
This Proxy Statement and our 2021 Annual Report to Stockholders are available at www.proxyvote.com.
Proposals
At the Annual Meeting, our stockholders will be asked:
•    To elect Jeremy Andrus, Wendy A. Beck, Daniel James and Elizabeth C. Lempres as Class I directors to serve until the 2025 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;
•    To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and
•    To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
Recommendations of the Board
The Board of Directors of Traeger (the “Board”) recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted, and the Board recommends that you vote:
•    FOR the election of Jeremy Andrus, Wendy A. Beck, Daniel James and Elizabeth C. Lempres as Class I directors to serve until the 2025 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified; and
•    FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Information About This Proxy Statement
Why you received this proxy statement. You are viewing or have received these proxy materials because the Board is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.
Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, Traeger is making this proxy statement and its 2021 Annual Report available to its stockholders electronically via the Internet. On or about April 25, 2022, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2021 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2021 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.
Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.
Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

QUESTIONS AND ANSWERS ABOUT THE 2022 ANNUAL MEETING OF STOCKHOLDERS
Who is entitled to vote at the Annual Meeting?
The Record Date for the Annual Meeting is April 18, 2022. You are entitled to vote at the Annual Meeting only if you were a holder of record of Common Stock at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of Common Stock is entitled to one vote on all matters presented at the Annual Meeting. At the close of business on the Record Date, there were 118,209,994 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.
What is the difference between being a “record holder” and holding shares in “street name”?
A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.
Am I entitled to vote if my shares are held in “street name”?
Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in "street name" and you would like to vote your shares online at the Annual Meeting, you should contact your bank or brokerage firm to obtain your 16-digit control number or otherwise vote through the bank or brokerage firm.
How many shares must be present to hold the Annual Meeting?
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting online or by proxy, of the holders of a majority in voting power of the Common Stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.
Who can attend the Annual Meeting?
Traeger has decided to hold the Annual Meeting entirely online this year. You may attend the Annual Meeting online only if you are a Traeger stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. You may attend and participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/COOK2022. To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 1:00 p.m., Mountain Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 12:45 p.m., Mountain Time, and you should allow ample time for the check-in procedures.
What if a quorum is not present at the Annual Meeting?
If a quorum is not present at the scheduled time of the Annual Meeting, then either (i) the Chairperson of the Annual Meeting or (ii) a majority of the voting power of the stockholders entitled to vote thereon, present in person, or by remote communication, if applicable, or represented by proxy, shall have the power to adjourn the meeting.
What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

How do I vote?
Stockholders of Record. If you are a stockholder of record, you may vote:
•    by Internet—You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;
•    by Telephone—You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;
•    by Mail—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail; or
•    Electronically at the Meeting—If you attend the meeting online, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials to vote electronically during the meeting.
Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern time, on June 13, 2022. To participate in the Annual Meeting, including to vote via the Internet or telephone, you will need the 16-digit control number included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials.
Whether or not you expect to attend the Annual Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy, you may still decide to attend the Annual Meeting and vote your shares electronically.
Beneficial Owners of Shares Held in “Street Name.” If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares online at the Annual Meeting, you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.
Can I change my vote after I submit my proxy?
Yes.
If you are a registered stockholder, you may revoke your proxy and change your vote:
•    by submitting a duly executed proxy bearing a later date;
•    by granting a subsequent proxy through the Internet or telephone;
•    by giving written notice of revocation to the Secretary of Traeger prior to the Annual Meeting; or
•    by voting online at the Annual Meeting.
Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote online at the Annual Meeting.
If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote online at the Annual Meeting by obtaining your 16-digit control number or otherwise voting through the bank or broker.
Who will count the votes?
A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.
What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are indicated beginning on page 2 of this proxy statement, as well as within the description of each proposal in this proxy statement.
Will any other business be conducted at the Annual Meeting?
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Why hold a virtual meeting?
A virtual meeting enables increased stockholder attendance and participation because stockholders can participate from any location around the world. You will be able to attend the Annual Meeting online and submit your questions by visiting www.virtualshareholdermeeting.com/COOK2022. You also will be able to vote your shares electronically at the Annual Meeting by following the instructions above.
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be located on www.virtualshareholdermeeting.com/COOK2022.
Will there be a question and answer session during the Annual Meeting?
As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted online during the meeting that are pertinent to the Company and the meeting matters, as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than as a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:
•irrelevant to the business of the Company or to the business of the Annual Meeting;
•related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;
•related to any pending, threatened or ongoing litigation;
•related to personal grievances;
•derogatory references to individuals or that are otherwise in bad taste;
•substantially repetitious of questions already made by another stockholder;
•in excess of the two question limit;
•in furtherance of the stockholder’s personal or business interests; or
•out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Secretary in their reasonable judgment.
Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than as a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?”.
How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the four (4) nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I directors.	Votes withheld and broker non-votes will have no effect.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes).	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.

What is a “vote withheld” and an “abstention” and how will votes withheld and abstentions be treated?
A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the proposal regarding the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors. Abstentions have no effect on the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm.
What are broker non-votes and do they count for determining a quorum?
Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors. Broker non-votes count for purposes of determining whether a quorum is present.
Where can I find the voting results of the Annual Meeting?
We plan to announce preliminary voting results at the Annual Meeting, and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the Annual Meeting.

PROPOSALS TO BE VOTED ON
Proposal 1: Election of Directors
At the Annual Meeting, four (4) Class I directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2025 and until each such director’s respective successor is elected and qualified or until each such director’s earlier death, resignation or removal.
We currently have ten (10) directors on our Board. Our current Class I directors are Jeremy Andrus, Wendy A. Beck, Daniel James and Elizabeth C. Lempres. The Board has nominated each of the foregoing director candidates to serve as Class I directors until the 2025 Annual Meeting.
In accordance with our Amended and Restated Certificate of Incorporation and our Bylaws, our Board is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, the successors to the directors whose terms will then expire will be elected to serve from the time of election and qualification until the third annual meeting following their election. The current class structure is as follows: Class I, whose current term will expire at the Annual Meeting, and, if elected at the Annual Meeting, whose subsequent term will expire at the 2025 Annual Meeting of Stockholders; Class II, whose term will expire at the 2023 Annual Meeting of Stockholders; and Class III, whose term will expire at the 2024 Annual Meeting of Stockholders. The current Class I directors are Jeremy Andrus, Wendy A. Beck, Daniel James and Elizabeth C. Lempres; the current Class II directors are Martin Eltrich, James Manges and Harjit Shoan; and the current Class III directors are Raul Alvarez, James Ho and Wayne Marino.
Our Amended and Restated Certificate of Incorporation and our Bylaws provide that, subject to the rights of holders of any series of preferred stock, the authorized number of directors may be changed from time to time by the Board. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. Directors may be removed at any time with or without cause upon the affirmative vote of the holders of capital stock representing a majority of the voting power of our outstanding shares of capital stock entitled to vote thereon. However, from and after the time when AEA Investors Fund VI LP, AEA TGP Holdco LP and any respective affiliates (collectively, the “AEA Fund”), 2594868 Ontario Limited and any affiliates (“OTPP”) and TCP Traeger Holdings SPV LLC and any affiliates (collectively, “TCP” and together with the AEA Fund and OTPP, the “Investors”), first cease to beneficially own, in the aggregate, a majority of the voting power of our outstanding shares of capital stock entitled to vote generally in the election of directors (the “Sunset Date”), directors may only be removed for cause and only upon the affirmative vote of a majority of the holders of capital stock representing the voting power of our outstanding shares of capital stock entitled to vote thereon.
Under the Stockholders Agreement (as defined below under “Corporate Governance—Stockholders Agreements”), TCP nominated Mr. James for election to the Board. Jeremy Andrus is nominated for election to the Board under the Management Stockholders Agreement (as defined below under “Corporate Governance—Stockholders Agreements”).
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of Common Stock represented thereby for the election as directors of the persons whose names and biographies appear below. In the event that any of Mr. Andrus, Ms. Beck, Mr. James or Ms. Lempres becomes unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board, or the Board may elect to reduce its size. The Board has no reason to believe that any of the director nominees will be unable to serve if elected. Each of the director nominees has consented to being named in this proxy statement and to serve if elected.
Vote required
The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the four (4) nominees receiving the highest number of affirmative “FOR” votes will be elected as directors.
Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote “FOR” the election of each of the below director nominees.
Nominees For Class I Director (terms to expire at the 2025 Annual Meeting)
The current members of our Board who are also nominees for election to our Board are as follows:

Name	Age	Served as a Director Since	Position with Traeger
Jeremy Andrus	50	2014	Chief Executive Officer and Chairman of the Board
Wendy A. Beck	57	2021	Director
Daniel James	57	2014	Director
Elizabeth C. Lempres	61	2021	Director
The principal occupations and business experience, for at least the past five years, of each director nominee for election at the Annual Meeting are as follows:
Jeremy Andrus
Jeremy Andrus has served as our Chief Executive Officer and a member of our Board since January 2014 and as the Chairman of our Board since July 2021. Prior to joining us, Mr. Andrus served as the President and Chief Executive Officer of Skullcandy, Inc. Mr. Andrus received a B.S. in International Relations from Brigham Young University and an M.B.A. from Harvard Business School.
We believe Mr. Andrus is qualified to serve on our Board because of his perspective and experience as our Chief Executive Officer and his extensive experience in corporate strategy, brand leadership, general management processes, and operational leadership.
Wendy A. Beck
Wendy A. Beck has served as a member of our Board since July 2021. Ms. Beck most recently served as Executive Vice President and Chief Financial Officer for Norwegian Cruise Line Holdings, Inc. from 2010 until March 2018. Prior to that, Ms. Beck served as Executive Vice President and Chief Financial Officer of Domino’s Pizza Inc. from 2008 to 2010, as Senior Vice President, Chief Financial Officer and Treasurer of Whataburger Restaurants, LP from 2004 through 2008 and as their Vice President and Chief Accounting Officer from 2001 through 2004, and as Vice President, Chief Financial Officer and Treasurer of Checkers Drive-In Restaurants, Inc. from 2000 through 2001 and previously served in other financial positions since 1993. Ms. Beck joined the board of directors of Academy Sports and Outdoors, Inc. (“ASO”) in December 2020 and serves on the audit committee and as chair of the nominating and corporate governance committee of ASO. She has also served on the board of directors and the compensation committee of Bloomin’ Brands, Inc. since February 2018, and she previously served on the board of directors and chaired the audit committee of At Home Group Inc. from September 2014 to July 2021. She also previously served on the board of directors and the audit committee of Spartan Stores, Inc. from September 2010 to December 2013. Ms. Beck received her B.S. in Accounting from the University of South Florida and has been a Certified Public Accountant since 1992.
We believe Ms. Beck is qualified to serve on our Board because of her executive leadership and her extensive financial and public company executive and board experience.
Daniel James
Daniel James has served as a member of our Board since 2014. Mr. James is a Managing Partner and President of Trilantic North America, which he joined in 2009. Currently, Mr. James serves on the board of directors of several private companies, including Ortholite and Sunrise Strategic Partners. Mr. James received a B.A. in Chemistry from the College of the Holy Cross.
We believe Mr. James is qualified to serve on our Board because of his knowledge of our business and his extensive experience in corporate finance and investing.
Elizabeth C. Lempres
Elizabeth C. Lempres has served as a member of our Board since July 2021. Most recently, Ms. Lempres served as Senior Partner at McKinsey & Company, a management consulting firm, until her retirement in August 2017. Ms. Lempres has served on the board of directors of General Mills, Inc. since June 2019, Great-West Lifeco. Inc. since May 2018 and Axalta Coating Systems Ltd. since April

2017. Ms. Lempres also serves on the board of directors of several private companies. Ms. Lempres received an A.B. from Dartmouth College, a B.S. from Dartmouth College Thayer School of Engineering and an M.B.A. from Harvard Business School.
We believe Ms. Lempres is qualified to serve on our Board because of her extensive leadership experience, strong business acumen and public company board experience.
Continuing members of the Board of Directors:
Class II Directors (terms to expire at the 2023 Annual Meeting)
The current members of our Board who are Class II directors are as follows:

Name	Age	Served as a Director Since	Position with Traeger
Martin Eltrich	49	2017	Director
James Manges	45	2013	Director
Harjit Shoan	47	2017	Director
Martin Eltrich
Martin Eltrich has served as a member of our Board since September 2017. Mr. Eltrich is a Partner with AEA Investors, which he joined in June 2001, and leads its consumer/retail investment practice. Mr. Eltrich served on the board of directors of At Home Group Inc. from October 2011 to October 2020. He currently serves on the board of directors of several private companies, including Jack’s Family Restaurants, Melissa & Doug, and ThreeSixty. Mr. Eltrich received a Bachelor of Science in Economics from the University of Pennsylvania.
We believe Mr. Eltrich is qualified to serve on our Board because of his extensive knowledge and understanding of our business, corporate finance, strategic planning, and investments.
James Manges
James Manges has served as a member of our Board since 2013. Mr. Manges is a Partner and Head of Consumer at Trilantic North America, which he joined in 2009. Currently, Mr. Manges serves on the board of directors of several private companies, including Gorilla Commerce, Ortholite, Orva, Rarebreed Veterinary Partners, Taymax, and Sunrise Strategic Partners. Mr. Manges received a B.A. from Yale University and an M.B.A. from Columbia Business School.
We believe Mr. Manges is qualified to serve on our Board because of his extensive knowledge of consumer businesses and his experience in corporate finance and investing.
Harjit Shoan
Harjit Shoan has served as a member of our Board since September 2017. Since July 2019, Mr. Shoan has been a Managing Director at OTPP, where he previously served as a Director from June 2018 until July 2019, after joining as a Senior Principal in 2014. Currently, Mr. Shoan serves on the board of directors of several private companies, including Arterra Wines Canada and Koru. Mr. Shoan received a B.B.A. from Wilfrid Laurier University and an M.B.A. from the University of Oxford. Mr. Shoan is a CFA charterholder.
We believe Mr. Shoan is qualified to serve on our Board because of his extensive experience in investing and corporate finance and his knowledge of consumer retail businesses.
Continuing members of the Board of Directors:
Class III Directors (terms to expire at the 2024 Annual Meeting)
The current members of our Board who are Class III directors are as follows:

Name	Age	Served as a Director Since	Position with Traeger
Raul Alvarez	66	2018	Lead Independent Director
James Ho	44	2017	Director
Wayne Marino	61	2014	Director
Raul Alvarez
Raul Alvarez has served as a member of our Board since May 2018 and as our lead independent director since July 2021. Mr. Alvarez is an Operating Partner of Advent International Corporation, a position he has held since July 2017. Mr. Alvarez has served on the board of directors of Eli Lilly and Company since 2009 and of Lowe’s Companies, Inc. since 2010, and he has served on the board of directors of First Watch Restaurant Group, Inc. since August 2017 and as its chairman since December 2019. Mr. Alvarez also serves on the board of directors of several private companies. Mr. Alvarez previously served on the board of directors of Dunkin’ Brands Group, Inc., McDonalds Corporation, KeyCorp, Skylark Co., Ltd, and Realogy Holdings Corp. Mr. Alvarez received a B.B.A. in Accounting from the University of Miami.
We believe Mr. Alvarez is qualified to serve on our Board because of his extensive leadership experience, strong business acumen and public company board experience.
James Ho
James Ho has served as a member of our Board since September 2017. Mr. Ho is a Partner at AEA Investors, which he joined in August 2001, and focuses on AEA’s investments in the consumer and services sectors. Currently, Mr. Ho serves on the board of directors of several private companies, including Melissa & Doug, and ThreeSixty. Mr. Ho received a B.A. in Economics and MMSS from Northwestern University.
We believe Mr. Ho is qualified to serve on our Board because of his extensive knowledge and understanding of our business, consumer businesses, corporate strategy, corporate finance, and governance.
Wayne Marino
Wayne Marino has served as a member of our Board since July 2014. Mr. Marino currently serves on the board of directors of several private companies. Mr. Marino previously served as Chief Financial Officer and Chief Operating Officer of Under Armour, Inc. from 2004 to 2012. Mr. Marino received a B.B.A. in Accounting from Iona College.
We believe Mr. Marino is qualified to serve on our Board because of his extensive leadership experience, financial knowledge, and executive experience with public companies.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm
The Audit Committee of our Board (the “Audit Committee") has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Our Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of Ernst & Young LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.
Ernst & Young LLP also served as our independent registered public accounting firm for the fiscal year ended December 31, 2021. Neither Ernst & Young LLP nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit services. A representative of Ernst & Young LLP is expected to attend the 2022 Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.
In the event that the appointment of Ernst & Young LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2023. Even if the appointment of Ernst & Young LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interest of the Company.

Vote Required
This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Ernst & Young LLP, we do not expect any broker non-votes in connection with this proposal.
Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote “FOR” the Ratification of the Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2022.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee has reviewed the audited consolidated financial statements of Traeger, Inc., a Delaware corporation (the “Company”), for the fiscal year ended December 31, 2021 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.
The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.
Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

Wayne Marino (Chair)
Raul Alvarez
Wendy A. Beck

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS
The following table summarizes the fees of Ernst & Young LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services:

Fee Category	2021	2020
Audit Fees (1)	$1,137,510	$1,858,711
Audit-Related Fees	—	—
Tax Fees (2)	149,350	200,143
All Other Fees	—	—
Total Fees	$1,286,860	$2,058,854
(1)    Audit fees consisted of fees for professional services rendered in connection with the annual audit of our consolidated financial statements, the review of our quarterly condensed consolidated financial statements, consultations on accounting matters directly related to the audit, and registration statement filings, including our Registration Statement on Form S-1 related to our IPO and issuance of consents and other matters.
(2)    Tax fees consisted of fees for professional services primarily for tax compliance services.
Audit Committee Pre-Approval Policy and Procedures
The Audit Committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage Ernst & Young LLP to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by Ernst & Young LLP has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. The Audit Committee may, on a periodic basis, review and generally pre-approve the services (and related fee levels or budgeted amounts) that may be provided by Ernst & Young LLP without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee pre-approved all services performed since the pre-approval policy was adopted.

EXECUTIVE OFFICERS
The following table identifies our current executive officers:

Name	Age	Position
Jeremy Andrus (1)	50	Chief Executive Officer and Chairman of the Board
Dominic Blosil (2)	40	Chief Financial Officer
Jim Hardy (3)	62	Chief Supply Chain Officer

(1)    See biography on page 9 of this proxy statement.
(2)    Dominic Blosil has served as our Chief Financial Officer since January 2018. Prior to that, Mr. Blosil served as our Vice President of Strategy and Finance from February 2014 to December 2017. From November 2010 to January 2014, Mr. Blosil served as Director of Strategy and Finance at Skullcandy, Inc. Mr. Blosil received a B.S. in Business Management, Finance from Brigham Young University.
(3)    Jim Hardy has served as our Chief Supply Chain Officer since March 2021. Mr. Hardy has over 35 years of supply chain experience, most recently serving as Chief Operating Officer of Fanatics, Inc. from November 2017 to December 2019 and as Executive Vice President Global Operations of Under Armour, Inc. from March 2012 to March 2017. Mr. Hardy has also served on the board of directors of several private companies. Mr. Hardy received a B.S. in Industrial Engineering from the University of Florida.

CORPORATE GOVERNANCE
General
Our Board has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics, and charters for our Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines, and our Code of Business Conduct and Ethics in the “Governance” section of the “Investors Relations” page of our website located at investors.traeger.com, or by writing to our Secretary at our offices, 1215 E Wilmington Ave., Suite 200, Salt Lake City, Utah 84106.
Board Composition
Our Board currently consists of ten members: Jeremy Andrus, Raul Alvarez, Wendy A. Beck, Martin Eltrich, Daniel James, James Ho, Elizabeth C. Lempres, James Manges, Wayne Marino and Harjit Shoan. Our Amended and Restated Certificate of Incorporation and our Bylaws provide that the authorized number of directors may be changed only by resolution of the Board. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Prior to the Sunset Date, directors may be removed with or without cause by the affirmative vote of the holders of capital stock representing a majority of the voting power of our outstanding shares of Common Stock. After the Sunset Date, directors may only be removed for cause and only upon the affirmative vote of a majority of the holders of capital stock representing the voting power of our outstanding shares of Common Stock.
Stockholders Agreements
In connection with our IPO, we entered into (i) the Stockholders Agreement, dated as July 28, 2021 (the “Stockholders Agreement”), with AEA Fund, OTPP and TCP, and (ii) the Management Stockholders Agreement, dated as of July 28, 2021 (the “Management Stockholders Agreement”) with Jeremy Andrus, our Chief Executive Officer and Chairman of the Board. The Stockholders Agreement grants the AEA Fund, OTPP and TCP the right, but not the obligation, to designate a number of individuals for election to our Board at any meeting of our stockholders (or consent in lieu of a meeting) at which directors are to be elected. Pursuant to the Stockholders Agreement, we are required to, among other things, nominate a number of individuals for election as our directors at any meeting of our stockholders (or consent in lieu of a meeting) at which directors are to be elected, designated by the AEA Fund (each such individual an “AEA Designee”), OTPP (each such individual an “OTPP Designee”) and TCP (each such individual a “TCP Designee”), such that, upon the election of such individual and each other individual designated by or at the direction of our Board or a duly authorized committee of the board, as a director of our company, the number of:
•AEA Designees serving as directors will be equal to (i) three (3) directors, if certain affiliates of the AEA Fund continue to beneficially own at least 20% of the aggregate number of shares of Common Stock outstanding immediately following our IPO, (ii) two (2) directors, if certain affiliates of the AEA Fund continue to beneficially own less than 20% but at least 10% of the aggregate number of shares of Common Stock outstanding immediately following our IPO, or (iii) one (1) director, if certain affiliates of the AEA Fund continue to beneficially own less than 10% but at least 5% of the aggregate number of shares of Common Stock outstanding immediately following our IPO;
•OTPP Designees serving as directors will be equal to (i) two (2) directors, if certain affiliates of OTPP continue to beneficially own at least 10% of the aggregate number of shares of Common Stock outstanding immediately following our IPO, or (ii) one (1) director, if certain affiliates of OTPP continue to beneficially own less than 10% but at least 5% of the aggregate number of shares of Common Stock outstanding immediately following our IPO; and
•TCP Designees serving as directors will be equal to (i) two (2) directors, if certain affiliates of TCP continue to beneficially own at least 10% of the aggregate number of shares of Common Stock outstanding immediately following our IPO, or (ii) one (1) director, if certain affiliates of TCP continue to beneficially own less than 10% but at least 5% of the aggregate number of shares of Common Stock outstanding immediately following our IPO.
Each of the AEA Fund, OTPP and TCP agrees to vote, or cause to vote, all of their outstanding shares of our Common Stock (whether at a meeting or by consent), so as to cause the election of the AEA Designees, OTPP Designees and TCP Designees, in each case to the extent that each or any of the AEA Fund, OTPP and TCP have exercised their right to designate individuals for election to our Board.

If the number of individuals that any of the AEA Fund, OTPP or TCP has the right to designate is decreased because of the decrease in its in ownership, then any corresponding AEA Designees, OTPP Designees and TCP Designees will immediately tender his or her resignation for consideration by our Board and, if such resignation is requested by our Board, such director shall resign within thirty (30) days of the date on which the relevant stockholder’s right to designate individuals for election as our directors was decreased pursuant to the terms of the Stockholders Agreement. Notwithstanding the foregoing, a director may resign at any time regardless of the period of time left in his or her then current term.
The Management Stockholders Agreement requires us to, among other things, nominate Jeremy Andrus, our Chief Executive Officer and Chairman of the Board, for election as a director at any applicable meeting of our stockholders (or consent in lieu of a meeting), for so long as Mr. Andrus serves in his capacity as our Chief Executive Officer or, if Mr. Andrus is no longer serving as our Chief Executive Officer, until the earlier of (i) the termination of Mr. Andrus’s employment by us or any of our subsidiaries for cause, and (ii) the date on which Mr. Andrus ceases to beneficially own greater than 2% of the shares of Common Stock then outstanding. Each of the termination and dates referred to in clauses (i) and (ii) of the immediately preceding sentence is referred to as a “Trigger Event.”
In addition, pursuant to the Management Stockholders Agreement, for so long as a Trigger Event has not occurred, upon each of the first, second and third consecutive vacancies on our Board resulting from a decrease in the number of AEA Designees, OTPP Designees or TCP Designees pursuant to the terms of the Stockholders Agreement, Mr. Andrus will have the right to designate the initial replacement director, and we will be required to nominate each such individual for election as our director at the immediately succeeding applicable meeting of our stockholders (or consent in lieu of a meeting). In the event that Mr. Andrus is no longer serving as our Chief Executive Officer and for so long as a Trigger Event has not occurred, (i) any director designated by Mr. Andrus in accordance with the foregoing sentence shall satisfy the standards of independence established for independent directors and the additional independence standards applicable to audit committee members established pursuant to Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and shall not be an affiliate of Mr. Andrus, and (ii) we will appoint Mr. Andrus as our Executive Chairman if he still serves on our Board.
Controlled Company Exemption
The Investors collectively beneficially own more than 50% of the combined voting power for the election of our directors. As a result, we are a “controlled company” within the meaning of the corporate governance standards of the New York Stock Exchange (the “NYSE”) and may elect not to comply with certain corporate governance standards, including the following requirements:
•that a majority of our Board consist of directors who qualify as “independent” as defined under the rules of the NYSE;
•that we have a nominating and corporate governance committee and, if we have such a committee, that it is composed entirely of independent directors; and
•that we have a compensation committee and, if we have such a committee, that it is composed entirely of independent directors.
We may elect to utilize one or more of these exemptions for so long as we remain a “controlled company.” Notwithstanding the availability of these exemptions, our Board currently consists of a majority of directors who qualify as “independent” under the rules of the NYSE. Additionally, as described below, we maintain both a nominating and corporate governance committee and a compensation committee that consist entirely of independent directors.
Director Independence
Our Board has determined that each of Raul Alvarez, Wendy A. Beck, Martin Eltrich, James Ho, Daniel James, Elizabeth C. Lempres, James Manges, Wayne Marino and Harjit Shoan qualifies as “independent” in accordance with the listing requirements of the NYSE, representing nine of our ten directors. Jeremy Andrus is not an independent director due to his employment as our Chief Executive Officer. In making these determinations, our Board reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.
Executive Sessions
Our non-management directors meet in executive session without management directors or other members of management present on a regularly scheduled basis. We also hold an executive session including only independent directors at least once per year. Each executive session of the non-management directors or the independent directors is presided over by the Lead Director.

Director Candidates
The Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”) is primarily responsible for searching for qualified director candidates for election to the Board and filling vacancies on the Board. To facilitate the search process, the Nominating and Corporate Governance Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee for candidates for election as a director. Each of Wendy A. Beck and Elizabeth C. Lempres was initially recommended to serve on our Board by our Chief Executive Officer, Jeremy Andrus. Daniel James was initially recommended to serve on our Board by TCP, pursuant to the Stockholders Agreement.
In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: personal and professional integrity, strong ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; experience as a board member of another publicly held company; professional and academic experience relevant to the Company’s industry; leadership skills; experience in finance and accounting and/or executive compensation practices; whether the candidate has the time required for preparation, participation and attendance at Board meetings and committee meetings, if applicable; and geographic background, gender, age and ethnicity. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the Company’s business. In addition, the Board will consider whether there are potential conflicts of interest with the candidate’s other personal and professional pursuits.
Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Secretary, 1215 E Wilmington Ave., Suite 200, Salt Lake City, Utah 84106. In the event there is a vacancy that none of the Investors nor Mr. Andrus has a contractual right to fill, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
Communications from Interested Parties
Anyone who would like to communicate with, or otherwise make his or her concerns known directly to the Lead Director, Chairperson of any of the Audit, Nominating and Corporate Governance, and Compensation Committees, or to the non-management or independent directors as a group, may do so by addressing such communications or concerns to the Secretary of the Company, Traeger, Inc., 1215 E Wilmington Ave., Suite 200, Salt Lake City, Utah 84106, who will forward such communications to the appropriate party. Such communications may be done confidentially or anonymously.
Board Leadership Structure and Role in Risk Oversight
Our Bylaws and our Corporate Governance Guidelines provide our Board with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company. The Company’s current Board leadership structure comprises a combined Chairman of the Board and Chief Executive Officer, an independent director serving as the Lead Director, and highly qualified, active independent directors. Our Board exercises its judgment in combining or separating the roles of Chairman of the Board and Chief Executive Officer as it deems appropriate in light of prevailing circumstances. The Board will continue to exercise its judgment on an ongoing basis to determine the optimal Board leadership structure that the Board believes will provide effective leadership, oversight and direction, while optimizing the functioning of both the Board and management and facilitating effective communication between the two. The Board has concluded that the current structure provides a well-functioning and effective balance between strong Company leadership and appropriate safeguards and oversight by independent directors.
Our Corporate Governance Guidelines provide that, if the Chair of our Board is a member of management or does not otherwise qualify as independent, the independent members of our Board may elect a lead independent director. Raul Alvarez currently serves as our Lead Director. The Lead Director’s responsibilities include, but are not be limited to, presiding over all meetings of the Board at which the Chairman of the Board is not present, including any executive sessions of the non-management directors or independent directors, calling meetings or separate sessions of the independent directors, approving the Board’s meeting schedules and agendas, acting as liaison between the independent directors of the Board and the Chief Executive Officer and Chairman of the Board, and when appropriate, meeting or otherwise communicating with major stockholders or other constituencies of the Company.
Risk assessment and oversight are an integral part of our governance and management processes. Our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board at regular Board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.
Our Board is responsible for overseeing our risk management process. Our Board reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. Our Audit Committee is responsible for discussing our policies with respect to risk assessment and risk management, including with respect to asset protection and data protection, and for overseeing financial and cybersecurity risks and potential conflicts of interest. Our Nominating and Corporate Governance Committee manages risks associated with the Company’s corporate governance framework and oversees the Company’s efforts with regard to environmental and social matters and associated risks. The Compensation Committee of our Board (the “Compensation Committee”) is responsible for overseeing the management of risks relating to the Company’s compensation plans, equity incentive plans and other compensatory arrangements. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.
Code of Business Conduct and Ethics
We have a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer and controller, or persons performing similar functions. We have posted a current copy of the Code of Business Conduct and Ethics on our website, investors.traeger.com, in the “Governance” section under “Governance Documents.” In addition, we intend to post on our website all disclosures that are required by law or the rules of the NYSE concerning any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics.
Anti-Hedging Policy
Our Board has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers and employees. The policy prohibits our directors, officers and employees and any entities they control from purchasing financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities.
Attendance by Members of the Board of Directors at Meetings
There were eight meetings of the Board during the fiscal year ended December 31, 2021. During the fiscal year ended December 31, 2021, each director attended at least 75% of the aggregate of (i) all meetings of the Board and (ii) all meetings of the committees on which the director served, during the period in which he or she served as a director.
Under our Corporate Governance Guidelines, which are available on our website at investors.traeger.com, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the Chairman of the Board or the Chair of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in-person meeting. We do not maintain a formal policy regarding director attendance at the annual meeting of stockholders; however, it is expected that absent compelling circumstances, directors will attend. Due to the timing of our IPO, we did not hold an annual meeting of stockholders in 2021.

COMMITTEES OF THE BOARD
Our Board has established three standing committees—Audit, Compensation, and Nominating and Corporate Governance—each of which operates under a written charter that has been approved by our Board.
The members of each of the Board committees and committee Chairpersons are set forth in the following chart.

Name	Audit	Compensation	Nominating and Corporate Governance
Raul Alvarez	X	Chairperson
Wendy A. Beck	X		X
James Ho		X
Elizabeth C. Lempres			Chairperson
Wayne Marino	Chairperson		X
Audit Committee
Our Audit Committee’s responsibilities include:
•     appointing, compensating, retaining, evaluating, terminating, and overseeing our independent registered public accounting firm;
•     discussing with our independent registered public accounting firm and assessing their independence from management;
•     reviewing with our independent registered public accounting firm the scope and results of their audit;
•     pre-approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;
•     overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the quarterly and annual financial statements that we file with the SEC;
•     overseeing our financial and accounting controls and compliance with legal and regulatory requirements;
•     reviewing our policies on risk assessment and risk management;
•     reviewing related person transactions;
•     reviewing, with management, our finance function, including its budget, organization and quality of personnel; and
•     establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters.
The Audit Committee charter is available on our website at investors.traeger.com. The members of the Audit Committee are Raul Alvarez, Wendy A. Beck and Wayne Marino. Mr. Marino serves as the Chairperson of the Audit Committee. Our Board has affirmatively determined that each of Raul Alvarez, Wendy A. Beck and Wayne Marino is independent for purposes of serving on an audit committee under Rule 10A-3 promulgated under the Exchange Act and the NYSE rules, including those related to Audit Committee membership.
The members of our Audit Committee meet the requirements for financial literacy under the applicable NYSE rules. In addition, our Board has determined that each of Raul Alvarez, Wendy A. Beck and Wayne Marino qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. No Audit Committee member currently serves on the audit committee of more than three public companies.
The Audit Committee met seven times in 2021.
  Compensation Committee

Our Compensation Committee is responsible for assisting the Board in the discharge of its responsibilities relating to the compensation of our executive officers. In fulfilling its purpose, our Compensation Committee has the following principal duties:
•    reviewing and approving the corporate goals and objectives with respect to, evaluating the performance of and reviewing and approving (either alone, or if directed by the Board, in connection with a majority of the independent members of the Board) the compensation of our Chief Executive Officer;
•    reviewing and setting or making recommendations to our Board regarding the compensation of our other executive officers;
•    reviewing and approving or making recommendations to our Board regarding our incentive compensation and equity-based plans and arrangements;
•    making recommendations to our Board regarding the compensation of our directors; and
•    appointing and overseeing any compensation consultants.
The Compensation Committee generally considers the Chief Executive Officer’s recommendations when making decisions regarding the compensation of non-employee directors and executive officers (other than the Chief Executive Officer). Pursuant to the Compensation Committee’s charter, which is available on our website at investors.traeger.com, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. In 2021, the Compensation Committee engaged the compensation consulting firm Meridian Compensation Partners to assist in making decisions regarding the amount and types of compensation to provide our executive officers and non-employee directors. As part of this process, the Compensation Committee reviewed a compensation assessment provided by Meridian Compensation Partners comparing our compensation to that of a group of peer companies within our industry and met with Meridian Compensation Partners to discuss our executive and non-employee director compensation and to receive input and advice. Meridian Compensation Partners reports directly to the Compensation Committee. The Compensation Committee has considered the adviser independence factors required under SEC rules as they relate to Meridian Compensation Partners and has determined that Meridian Compensation Partners’ work does not raise a conflict of interest.
The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time.
The members of our Compensation Committee are Raul Alvarez and James Ho. Mr. Alvarez serves as the Chairperson of the Compensation Committee. Each member of the Compensation Committee qualifies as an independent director under NYSE’s heightened independence standards for members of a compensation committee and as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act.
The Compensation Committee met three times in 2021.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee’s responsibilities include:
•    identifying individuals qualified to become members of our Board, consistent with criteria approved by our Board;
•    recommending to our Board the nominees for election to our Board at annual meetings of our stockholders;
•    overseeing an annual evaluation of our Board and its management;
•    overseeing the Company’s policies, programs and strategies related to environmental, social and governance matters; and
•    reviewing and reassessing our Corporate Governance Guidelines and recommending to our Board any proposed changes.
The Nominating and Corporate Governance Committee charter is available on our website at investors.traeger.com. The members of our Nominating and Corporate Governance Committee are Wendy A. Beck, Elizabeth C. Lempres and Wayne Marino. Ms. Lempres serves as the Chairperson of the Nominating and Corporate Governance Committee. Our Board has affirmatively determined that each of Wendy A. Beck, Elizabeth C. Lempres, and Wayne Marino meets the definition of “independent director” under the NYSE rules. The Nominating and Corporate Governance Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates or consider director candidates recommended by our stockholders.

The Nominating and Corporate Governance Committee met twice in 2021.

EXECUTIVE COMPENSATION
This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. In 2021, our “named executive officers” and their positions were as follows:
•Jeremy Andrus, Chief Executive Officer;
•Dominic Blosil, Chief Financial Officer; and
•Jim Hardy, Chief Supply Chain Officer.
Summary Compensation Table
The following table sets forth information concerning the compensation of our named executive officers for 2020 and 2021.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Jeremy Andrus (4)	2021	461,538	—		116,505,684	21,487,039	19,162	138,473,423
Chief Executive Officer	2020	593,357	—		—	—	29,772	623,129
Dominic Blosil	2021	419,231	750,000	(5)	8,255,067	2,164,621	15,777	11,604,696
Chief Financial Officer	2020	380,769	—		—	311,468	13,115	705,352
Jim Hardy (6)	2021	335,096	—		5,487,598	216,016	13,123	6,051,833
Chief Supply Chain Officer

(1)
With respect to 2021, amounts reflect the grant-date fair value of restricted stock unit awards granted during the year ended December 31, 2021 computed in accordance with ASC Topic 718, Compensation—Stock Compensation. See Note 17 to the financial statements for the fiscal year ended December 31, 2021, included in our Annual Report on Form 10-K filed with the SEC on March 29, 2022 for a discussion of the relevant assumptions used in calculating these amounts. The performance-based IPO Awards (as defined below) are treated as market condition awards and, as such, the grant date fair value of the awards is the full grant date fair value, as adjusted to reflect any reduction in value that is appropriate for the probability that the market condition might not be met.

(2)
Amounts reflect (i) the grant-date fair value of Class B common units issued as “profits interests” in TGP Holdings, LP granted to Mr. Blosil during the year ended December 31, 2020 and Mr. Hardy during the year ended December 31, 2021 computed in accordance with ASC Topic 718, Compensation—Stock Compensation and (ii) the incremental fair value of the Class B common units associated with the accelerated vesting of the unvested Class B common units held by Messrs. Andrus, Blosil and Hardy in connection with our initial public offering (our “IPO”) in 2021. See Note 17 to the financial statements for the fiscal year ended December 31, 2021, included in our Annual Report on Form 10-K filed with the SEC on March 29, 2022 for a discussion of the relevant assumptions used in calculating these amounts. Class B common units were intended to constitute profits interests for U.S. federal income tax purposes. Despite the fact that the Class B common units did not require the payment of an exercise price, for purposes of this table we believe they are most similar to stock options and are properly classified as “options” under the definition provided in Item 402(a)(6)(i) of Regulation S-K as an instrument with an “option-like feature.”

(3)	Amounts include matching contributions under our 401(k) plan.
(4)
In connection with our IPO in August 2021, Mr. Andrus agreed to accept a base salary of $0 per year until the earlier of December 31, 2026 or a change in control of our company. For more information regarding the change to Mr. Andrus’s base salary, see “Executive Compensation Arrangements—Jeremy Andrus Letter Agreement” below.

(5)	Amount reflects a one-time cash bonus paid to Mr. Blosil in August 2021 in connection with our IPO.
(6)	Mr. Hardy’s employment as our Chief Supply Chain Officer commenced in March 2021.
Narrative to Summary Compensation Table
Salaries
The named executive officers receive a base salary to compensate them for services rendered to us. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role, and responsibilities.
In 2021, our named executive officers were entitled to receive the following annual base salaries: Mr. Andrus: $750,000, which was decreased to $0 in connection with our IPO; Mr. Blosil: $400,000, which was increased to $450,000 in connection with our IPO; and Mr. Hardy: $425,000. The Summary Compensation Table above shows the actual base salaries paid to each named executive officer in 2021.
Bonuses

Mr. Blosil received a one-time cash bonus in the amount of $750,000 in connection with our IPO in August 2021. None of our named executive officers otherwise received a cash bonus, and none of our named executive officers was eligible to earn an annual cash incentive bonus during 2021.
Equity Compensation
We maintain the 2021 Incentive Award Plan (the “2021 Plan”), in order to facilitate the grant of cash and equity incentives to directors, employees (including our named executive officers) and consultants of our Company and our affiliates, and to enable us to obtain and retain services of these individuals, which we believe is essential to our long-term success. Prior to our IPO, we granted profits interests through our former parent entity, which were intended to constitute “profits interests” within the meaning of the relevant IRS Revenue Procedure guidance. In connection with our IPO, all outstanding profits interests vested pursuant to their terms and were converted into shares of our Common Stock.
IPO Awards
In connection with our IPO, our Board approved the grant of equity awards (the “IPO Awards”), to certain of our directors, consultants and employees, including our named executive officers, under the 2021 Plan. These awards granted to our named executive officers were comprised of long-term performance-based restricted stock units (“PSUs”) and time-based restricted stock units (“RSUs”). The following table sets forth the IPO Awards granted to Messrs. Andrus, Blosil and Hardy:

Name	Time-Vesting RSU IPO Award (#)	PSU IPO Award (#)
Jeremy Andrus	2,594,319	5,188,638
Dominic Blosil	357,777	153,333
Jim Hardy	217,777	93,333
The RSUs granted to Mr. Andrus will vest as to 20% of the underlying shares on each of the first, second, third, fourth and fifth anniversaries of August 2, 2021, subject to Mr. Andrus’s continued service as our Chief Executive Officer or Executive Chairman of our Board. Upon a termination of Mr. Andrus’s service by us without cause, by Mr. Andrus for good reason, or due to Mr. Andrus’s disability or death then, subject to his timely execution and non-revocation of a general release of claims, any unvested RSU will vest. To the extent any of the RSUs granted to Mr. Andrus vest, Mr. Andrus must hold such shares for two years following their vesting date, subject to certain exceptions set forth in the award agreement.
The RSUs granted to Messrs. Blosil and Hardy will vest as to 50% of the underlying RSUs on the third and fourth anniversaries of August 2, 2021, subject to the executive’s continued service as of each applicable vesting date. Upon a termination of Mr. Blosil’s or Mr. Hardy’s employment by us without cause on or following a change in control then, subject to his timely execution and non-revocation of a general release of claims, any unvested RSUs then-held by the executive will vest.
The PSUs are intended to retain and incentivize our named executive officers to lead our Company to sustained, long-term superior financial performance. We believe the PSUs further align the executives’ interests with those of our long-term stockholders because the vesting, in addition to the value the executives may realize from the awards, if any, will depend on the creation of significantly enhanced stockholder value over a period of up to ten years following the closing of our IPO.
The PSUs will become earned based on the achievement of stock price goals (measured as a volume-weighted average stock price over 60 days) at any time until August 2, 2031, the tenth anniversary of the closing of our IPO. Mr. Andrus’s PSUs are divided into five tranches, with the first tranche having a stock price goal of 125% of the initial public offering price of $18.00 per share (the "IPO Price"), and each of the next four stock price goals equaling 125% of the immediately preceding stock price goal. Messrs. Blosil’s and Hardy’s PSUs are divided into two tranches, with the first tranche having a stock price goal of 200% of the IPO Price and the second tranche having a stock price goal of 300% of the IPO Price.
For Mr. Andrus, any PSUs that become earned PSUs will vest on the applicable vesting date described in the following table or, if later, the date on which the applicable stock price goal is achieved, subject to Mr. Andrus’s continued service as our Chief Executive Officer or Executive Chairman of our Board:

Earned PSUs’ Vesting Tranche	Vesting Date
First Vesting Tranche	50% on the first anniversary and 50% on August 2, 2023
Second Vesting Tranche	50% on the second anniversary and 50% on August 2, 2024
Third Vesting Tranche	50% on the third anniversary and 50% on August 2, 2025
Fourth Vesting Tranche	50% on the fourth anniversary and 50% on August 2, 2026
Fifth Vesting Tranche	50% on the fifth anniversary and 50% on August 2, 2027
For Messrs. Blosil and Hardy, any PSUs that become earned PSUs will vest as to (i) 50% of the earned PSUs on the later of August 2, 2022 and the date on which the applicable stock price goal is achieved and (ii) 50% of the earned PSUs on the later of August 2, 2023 and the date on which the applicable stock price goal is achieved, in any case subject to the executive's continued employment. PSUs that remain unvested as of the expiration date automatically will be forfeited and terminated without consideration.
Upon a termination of Mr. Andrus’s service by us without cause, by Mr. Andrus for good reason, or due to Mr. Andrus’s disability (each as defined in his award agreement), or due to Mr. Andrus’s death, any previously earned PSUs will vest, and any remaining PSUs will be forfeited and terminated without consideration. For the PSUs granted to Messrs. Blosil and Hardy, upon a termination of the executive’s employment due to the executive’s disability (as defined in the applicable executive’s award agreement) or due to the executive’s death, any previously earned PSUs will vest, and any remaining PSUs will be forfeited and terminated without consideration. The vesting of any earned PSUs will be subject to the executive’s timely execution and non-revocation of a general release of claims.
In the event our Company incurs a change in control, then any previously-earned PSUs will vest, and any remaining PSUs will vest based on the price per share received by or payable with respect to our holders of Common Stock in connection with the transaction, pro-rated to reflect a price per share that falls between two stock price goals.
To the extent any of the PSUs granted to Mr. Andrus vest, Mr. Andrus must hold such shares for two years following their vesting date, subject to certain exceptions set forth in the award agreement.
Hardy RSU Award
In October 2021, our Board approved an additional grant of RSUs to Mr. Hardy under the 2021 Plan covering 21,912 shares of Common Stock. The RSUs granted to Mr. Hardy in October 2021 will vest as to 100% of the underlying RSUs on April 1, 2022, subject to Mr. Hardy’s continued employment as of such vesting date. Upon a termination of Mr. Hardy’s employment for any reason, any then-unvested RSUs will automatically be forfeited and terminated by Mr. Hardy without consideration therefor.
For additional information about equity awards held by our named executive officers, please see the section entitled “—Outstanding Equity Awards at Fiscal Year-End” below.
Other Elements of Compensation
Retirement Plans
We currently maintain a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. Our named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees. The Internal Revenue Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. Currently, we match 100% of contributions made by participants in the 401(k) plan up to 4% of each employee's compensation, and these matching contributions are fully vested as of the date on which the contribution is made. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan, and making fully vested matching contributions, adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.
Employee Benefits and Perquisites
All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including medical, dental and vision benefits, medical and dependent care flexible spending accounts, short-term and long-term disability insurance, life insurance, and an employee assistance program.

We believe the perquisites described above are necessary and appropriate to provide a competitive compensation package to our named executive officers.
No Tax Gross-Ups
We do not make gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by us.
Outstanding Equity Awards at Fiscal Year-End
The following table summarizes the number of shares of Common Stock underlying outstanding equity incentive plan awards for our named executive officers as of December 31, 2021.

		Stock Awards
Name	Grant Date	Number of Shares of Stock That Have Not Vested (#)		Market Value of Shares of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares That Have Not Vested ($)(1)
Jeremy Andrus	8/2/2021	2,594,319	(2)	31,546,919	5,188,638	(3)	63,093,838
Dominic Blosil	8/2/2021	357,777	(4)	4,350,568	153,333	(3)	1,864,529
Jim Hardy	8/2/2021	217,777	(4)	2,648,168	93,333	(3)	1,134,929
	10/1/2021	21,912	(5)	266,450	—		—

(1)	Amounts are calculated based on multiplying the number of shares shown in the table by the per share closing price of our Common Stock on December 31, 2021, which was $12.16.
(2)	This RSU award vests as to 20% of the underlying shares on each of the first, second, third, fourth and fifth anniversaries of August 2, 2021, subject to the executive’s continued service as our Chief Executive Officer or Executive Chairman of our Board through each applicable vesting date.

(3)
This PSU award vests upon the achievement of specified stock price goals over a ten-year period from August 2, 2021. The amounts shown represent the number of shares subject to the PSU awards that are eligible to vest based on maximum achievement of the applicable stock price goals. For additional information about the PSUs granted to our named executive officers in connection with our IPO, including the vesting schedule, see “—Equity Compensation—IPO Awards” above.

(4)	This RSU award vests as to 50% of the underlying RSUs on the third and fourth anniversaries of August 2, 2021, subject to the executive’s continued service through each applicable vesting date.

(5)	This RSU award vests as to 100% of the underlying RSUs on April 1, 2022, subject to the executive’s continued employment through such vesting date.
Executive Compensation Arrangements
Our named executive officers’ employment agreements in effect as of December 31, 2021 are described below.
Jeremy Andrus Amended & Restated Employment Agreement
On September 25, 2017, we entered into an amended and restated employment agreement with Mr. Andrus. Mr. Andrus’s employment agreement provides for base salary and participation in our standard benefit plans. The employment agreement has an initial term of one year with automatic annual renewals unless any party provides written notice of non-renewal at least 90 days in advance of the expiration of the then-current term.
Pursuant to the terms of Mr. Andrus’s employment agreement, if Mr. Andrus’s employment is terminated by us without “cause” or due to our decision not to renew Mr. Andrus’s employment term, or by Mr. Andrus for “good reason” (each, as defined in his PSU award agreement), Mr. Andrus is entitled to receive (i) 12 months’ severance pay based on his base salary rate on the date of such termination, and (ii) up to 12 months’ Company-paid health benefits continuation, in each case subject to Mr. Andrus’s execution of a general release of claims in favor of our Company.

Under Mr. Andrus’s employment agreement, Mr. Andrus is subject to non-competition and employee and customer non-solicitation covenants during the term of his employment and for one year thereafter. The employment agreement also includes a standard invention assignment and confidential information covenant.
Jeremy Andrus Letter Agreement
In connection with the grant of equity awards discussed above in the section entitled “—Equity Compensation—IPO Awards,” we entered into a letter agreement (the “Side Letter”) with Mr. Andrus pursuant to which Mr. Andrus agreed that he will not be eligible to receive another equity-based or long-term incentive compensation award prior to calendar year 2027. In addition, under the Side Letter, Mr. Andrus agreed (i) to reduce his annual base salary to $0 until December 31, 2026 and (ii) to not be eligible to receive an annual bonus with respect to 2021 or for any period prior to December 31, 2026. Our Board believes that the lack of cash compensation, coupled with the equity awards’ design (of vesting upon the achievement of significant stock price appreciation goals), ensures that Mr. Andrus’s compensation over the next several years is directly and solely tied to the Company’s achievement of superior performance.
Under the Side Letter, if Mr. Andrus’s employment is terminated by us without “cause” or due to our decision not to renew Mr. Andrus’s employment term, or by Mr. Andrus for “good reason” (each, as defined in Mr. Andrus’s PSU award agreement), in each case, on or prior to the earlier of December 31, 2026 or a change in control of our Company, Mr. Andrus will receive $0 in respect of his base salary and up to 12 months’ Company-paid health benefits continuation, subject to Mr. Andrus’s execution of a general release of claims in favor of our Company. In addition, Mr. Andrus’s unvested equity awards are subject to accelerated vesting as described in the section entitled “—Equity Compensation” above.
Dominic Blosil Offer Letter
Mr. Blosil is employed pursuant to an employment offer letter entered into with our Company in connection with his hiring as our Vice President of Finance and Strategic Planning, which continued to govern his employment in 2021 as our Chief Financial Officer. Mr. Blosil’s offer letter provides for base salary and participation in our standard benefit plans. Mr. Blosil’s offer letter has no fixed term.
Pursuant to the terms of his offer letter, if Mr. Blosil’s employment is terminated by us without “cause” (as defined in the offer letter), Mr. Blosil will be entitled to receive six months’ severance pay based on his base salary on the date of such termination, subject to Mr. Blosil’s execution of a general release of claims in favor of our Company. In addition, Mr. Blosil’s unvested equity awards are subject to accelerated vesting as described in the section entitled “—Equity Compensation” above.
Pursuant to the terms of his offer letter, Mr. Blosil also entered into a separate agreement pursuant to which he is subject to non-competition and employee and customer non-solicitation covenants during the term of his employment and for one year thereafter. The agreement also includes a standard invention assignment and confidential information covenant.
Jim Hardy Offer Letter
Mr. Hardy is employed pursuant to an employment offer letter entered into with our Company in connection with his hiring as our Chief Supply Chain Officer in March 2021. Mr. Hardy’s offer letter provides for base salary, relocation expense reimbursements in connection with his relocation to Salt Lake City, and participation in our standard benefit plans. Mr. Hardy’s offer letter has no fixed term. Mr. Hardy’s offer letter does not provide for severance in the event of a termination of his employment, however, Mr. Hardy’s unvested equity awards are subject to accelerated vesting as described in the section entitled “—Equity Compensation” above.
Pursuant to the terms of his offer letter, Mr. Hardy also entered into a separate agreement pursuant to which he is subject to non-competition and employee and customer non-solicitation covenants during the term of his employment and for one year thereafter. The agreement also includes a standard invention assignment and confidential information covenant.
Director Compensation
2021 Director Compensation Table
The following table sets forth the compensation awarded to, earned by or paid to our non-employee directors who served on our Board during the year ended December 31, 2021. Mr. Andrus is also a member of our Board but did not receive any additional compensation for his service as a director. See the section entitled “—Summary Compensation Table” above for information regarding the compensation paid to Mr. Andrus in 2021.

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(1)	Total ($)
Raul Alvarez	68,260	(2)	192,492	260,752
Wendy Beck (4)	31,027		192,492	223,519
Martin Eltrich	—		—	—
James Ho	—		—	—
Daniel James	—		—	—
Elizabeth Lempres (4)	35,164		192,492	227,656
Fred Lynch (5)	—		—	—
James Manges	—		—	—
Wayne Marino	76,095	(2) (3)	192,492	268,587
Harjit Shoan	—		—	—

(1)	Amounts reflect the full grant date fair value of RSU awards granted during 2021 computed in accordance with ASC Topic 718. We provide information regarding the assumptions used to calculate the value of the RSU awards granted to our non-employee directors in Note 17 to the financial statements for the fiscal year ended December 31, 2021, included in our Annual Report on Form 10-K filed with the SEC on March 29, 2022.

(2)	Amounts include the full value of the named individual’s annual cash retainer (including any cash retainers for service on a committee), including any portion thereof that was paid in the form of fully vested RSUs, pursuant to the named individual’s election under the Deferred Compensation Plan. The number of RSUs granted is determined by dividing the value of the aggregate amount of cash fees earned by the closing price of the Common Stock on the applicable date the cash fees would have otherwise been paid.
(3)	Amount includes portions of an annual fee of $55,000, which, pursuant to a Consulting Agreement with Mr. Marino that was in effect prior to our IPO, was payable in equal installments each calendar quarter for as long as Mr. Marino provided services as a non-employee director on our Board.
(4)	Mses. Beck and Lempres joined our Board in July 2021.
(5)	Mr. Lynch resigned from our Board prior to our IPO.
Before our IPO, we did not have a formal policy to provide any cash or equity compensation to our non-employee directors for their service on our Board or committees of our Board. However, before our IPO, we entered into a Consulting Agreement with Mr. Marino pursuant to which Mr. Marino received an annual fee of $55,000, payable in equal installments each calendar quarter for as long as he provided services as a non-employee director on our Board. Following our IPO, this Consulting Agreement is no longer in effect.
In connection with our IPO, our Board approved a non-employee director compensation program (the “Director Compensation Program”) as further described below.
The following table shows the aggregate numbers of outstanding RSU awards held as of December 31, 2021 by each non-employee director.

Name	RSU Awards Outstanding at 2021 Fiscal Year End (#) (A)
Raul Alvarez	12,118
Wendy Beck	10,694
Martin Eltrich	—
James Ho	—
Daniel James	—
Elizabeth Lempres	10,694
Fred Lynch	—
James Manges	—
Wayne Marino	11,021
Harjit Shoan	—
(A)     Amounts include RSUs which have vested, but have not yet been settled in shares of our Common Stock, pursuant to the named individual's election to defer settlement thereof under the Deferred Compensation Plan, as set forth in the following table:

Name	Vested and Unsettled RSU Awards Outstanding at 2021 Fiscal Year End (#)
Raul Alvarez	1,424
Wayne Marino	327
Director IPO Grants
In connection with our IPO, our Board approved the grant of RSU awards pursuant to the 2021 Plan to Messrs. Marino and Alvarez and Mses. Beck and Lempres. Each RSU award had a value of $192,492 and covered 10,694 shares of Common Stock (based on our IPO Price of $18.00 per share). Each award will vest in full on the earlier of the first anniversary of our IPO and the Annual Meeting, subject to continued service as of such date.
Director Compensation Program
In connection with our IPO, our Board adopted and our stockholders approved the Director Compensation Program. The Director Compensation Program provides for annual retainer fees and long-term equity awards for certain of our non-employee directors (each, an “Eligible Director”). The material terms of the Director Compensation Program are summarized below.
The Director Compensation Program consists of the following components:
Cash Compensation
•Annual Retainer: $75,000
•Lead Independent Director: $75,000
•Annual Committee Chair Retainer:
◦Audit: $20,000
◦Compensation: $15,000
◦Nominating and Corporate Governance: $10,00
Annual cash retainers will be paid in quarterly installments in arrears and will be pro-rated for any partial calendar quarter of service.
Equity Compensation

•
Initial Grant: Each Eligible Director who is initially elected or appointed to serve on our Board automatically will be granted, on the date on which such Eligible Director is appointed or elected to serve on our Board, an RSU award with a value of approximately $192,500, multiplied by a fraction (i) the numerator of which is the difference between 365 and the number of days from the date of the immediately preceding annual meeting of the Company’s stockholders through the election or appointment date and (ii) the denominator of which is 365. These initial grants will vest in full on the earlier to occur of (x) the one-year anniversary of the applicable grant date and (y) the date of the next annual meeting of the Company’s stockholders following the grant date, subject to such Eligible Director’s continued service through the applicable vesting date.

•
Annual Grant: An Eligible Director who is serving on our Board as of the date of the annual meeting of the Company’s stockholders each calendar year (beginning with calendar year 2022) will be granted, on such annual meeting date, an RSU award with a value of approximately $192,500. Each annual grant will vest in full on the earlier to occur of (i) the first anniversary of the applicable grant date and (ii) the date of the next annual meeting of the Company's stockholders following the grant date, subject to such Eligible Director’s continued service through the applicable vesting date.

In addition, each Initial Grant and Annual Grant will vest in full upon a change in control of the Company (as defined in the 2021 Plan) if the Eligible Director will not become a member of the board of directors of the Company or the ultimate parent of the Company as of immediately following such change in control.
Compensation under our Director Compensation Program is subject to the annual limits on non-employee director compensation set forth in the 2021 Plan.
Director Deferred Compensation Plan

Our Board adopted a Deferred Compensation Plan for Directors in 2021 (the "Deferred Compensation Plan"). The Deferred Compensation Plan permits our non-employee directors to (i) receive all or a portion of their annual cash retainers (including any cash retainers for service on a committee) earned under the Director Compensation Program in the form of fully vested RSUs and (ii) defer the settlement of all or a portion of any RSU awards granted under the Director Compensation Program.

With respect to 2021, Mr. Marino elected to defer 40% of his annual cash retainers and 100% of his RSU awards earned or granted under the Director Compensation Program. Mr. Alvarez elected to defer 100% of his annual cash retainers and RSU awards earned or granted under the Director Compensation Program. Mr. Lempres elected to defer 100% of her RSU awards, but did not elect to defer any portion of her annual cash retainers, under the Director Compensation Program.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following sets forth the beneficial ownership of our Common Stock as of April 18, 2022 by:
•each person who is known to be the beneficial owner of more than 5% of the outstanding shares of our Common Stock;
•each of our current named executive officers and directors; and
•all of our current executive officers and directors as a group.
The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Applicable percentage ownership is based on 118,209,994 shares of Common Stock outstanding as of April 18, 2022. “Percentage of Total Voting Power” represents voting power with respect to all outstanding shares of our Common Stock as of April 18, 2022. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our Common Stock subject to options, warrants or other rights held by such person that are currently exercisable or will become exercisable within 60 days of April 18, 2022 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.
Unless otherwise indicated below, to our knowledge, all persons listed below have sole voting and investment power with respect to their shares of Common Stock, except to the extent authority is shared by spouses under applicable law. Unless otherwise indicated below, the address for each person or entity listed below is c/o Traeger, Inc., 1215 E Wilmington Ave., Suite 200, Salt Lake City, UT 84106.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Shares Beneficially Owned

5% or Greater Stockholders
AEA Fund (1)	33,519,063	28.4%
Entities affiliated with OTPP (2)	24,693,075	20.9%
Entities affiliated with Trilantic Capital Management L.P. (3)	17,986,994	15.2%
Named Executive Officers and Directors
Jeremy Andrus (4)	9,164,943	7.8%
Dominic Blosil (5)	458,172	*
Jim Hardy (6)	24,200	*
Raul Alvarez (7)	548,627	*
Wendy A. Beck (8)	25,694	*
Martin Eltrich	—	—
James Ho	—	—
Daniel James	—	—
Elizabeth C. Lempres (9)	41,944	*
James Manges	—	—
Wayne Marino (10)	37,339	*
Harjit Shoan	—	—
All directors and executive officers as a group (12 individuals) (11)	10,300,919	8.7%
* Less than one percent.
(1) Based solely on a Schedule 13G filed with the SEC on February 10, 2022. Consists of 33,519,063 shares of Common Stock held of record by AEA TGP Holdco LP (the “AEA Fund”). Each of the AEA Fund, AEA Fund VI Stockholder Representative Corp., AEA Investors Fund VI LP, AEA Investors Partners VI LP, AEA Management (Cayman) Ltd. and John L. Garcia exercises shared voting and dispositive power over such shares. The general partner of the AEA Fund is AEA Fund VI Stockholder Representative Corp., which is wholly owned by AEA Investors Fund VI LP, whose general partner is AEA Investors Partners VI LP, whose general partner is AEA Management (Cayman) Ltd. John L. Garcia is the sole stockholder and director of AEA Management (Cayman) Ltd. As a result, each of the foregoing entities and persons may be deemed to share beneficial ownership over the shares of Common Stock held of record by the AEA Fund. The address of the AEA Fund, AEA Fund VI Stockholder Representative Corp. and Mr. Garcia is c/o AEA Investors LP, 520 Madison Ave., 40th Floor, New York, NY 10022. The address for AEA Investors Fund VI LP, AEA Investors Partners VI LP and AEA Management (Cayman) Ltd. is P.O. Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands.
(2) Based solely on a Schedule 13G filed by Ontario Teachers' Pension Plan Board (“OTPP”) with the SEC on February 14, 2022. Consists of shares of Common Stock owned by 2594868 Ontario Limited, a wholly-owned subsidiary of OTPP. Each of 2594868 Ontario Limited and OTPP exercises shared voting and dispositive power over the shares noted herein. The President and Chief Executive Officer of OTPP has delegated to each of Mr. Harjit Shoan and Mr. Kevin Mansfield the authority to implement disposition decisions with respect to the shares of Common Stock that are held by or may be acquired by

2594868 Ontario Limited; however, approval of such decisions are made by senior personnel within the capital markets group of OTPP in accordance with internal portfolio guidelines. Voting decisions are made by OTPP in accordance with internal proxy voting guidelines. As such, each of Mr. Shoan and Mr. Mansfield expressly disclaims beneficial ownership of the shares of Common Stock that are held by or may be acquired by 2594868 Ontario Limited or OTPP. The address for these entities is 5650 Yonge Street, 3rd Floor, Toronto, Ontario, Canada M2M 4H5.
(3) Based solely on a Schedule 13G filed by Trilantic Capital Management L.P. with the SEC on February 10, 2022. Each of Trilantic Capital Management L.P., TCP Traeger Holdings SPV LLC, Trilantic Capital Partners Associates V L.P. and Trilantic Capital Partners Associates MGP V LLC exercises sole voting and dispositive power over such shares. The address for these entities is 399 Park Avenue, 39th Floor, New York, NY 10022.
(4) Based on a Schedule 13G filed by Mr. Andrus with the SEC on February 10, 2022 and information known to the Company. Includes 9,164,943 shares of Common Stock, which consist of 5,274,030 shares of Common Stock held of record by Mr. Andrus and 3,890,913 shares of Common Stock held of record by Andrus-Traeger Holdings, LLC, of which Mr. Andrus is the manager.
(5) Consists of 458,172 shares of Common Stock.
(6) Consists of 24,200 shares of Common Stock.
(7) Consists of (i) 532,117 shares of Common Stock, which consist of 150,000 shares of Common Stock held of record by Mr. Alvarez and 382,117 shares of Common Stock held of record by family trusts and (ii) 16,510 shares of Common Stock underlying RSUs held by Mr. Alvarez that have fully vested or will vest within 60 days of April 18, 2022, in each case where settlement has been deferred until the earliest to occur of (A) the director's separation from service from the Company, (B) a "Change in Control" (as defined in the Deferred Compensation Plan) of the Company, (C) the director's death or (D) the director's disability.
(8) Consists of (i) 15,000 shares of Common Stock and (ii) 10,694 shares of Common Stock underlying RSUs held by Ms. Beck that will vest within 60 days of April 18, 2022.
(9) Consists of (i) 31,250 shares of Common Stock and (ii) 10,694 shares of Common Stock underlying RSUs held by Ms. Lempres that will vest within 60 days of April 18, 2022, where settlement has been deferred until the earliest to occur of (A) the director's separation from service from the Company, (B) a "Change in Control" (as defined in the Deferred Compensation Plan) of the Company, (C) the director's death or (D) the director's disability.
(10) Consists of (i) 25,307 shares of Common Stock and (ii) 12,032 shares of Common Stock underlying RSUs held by Mr. Marino that have fully vested or will vest within 60 days of April 18, 2022, in each case where settlement has been deferred until the earliest to occur of (A) the director's separation from service from the Company, (B) a "Change in Control" (as defined in the Deferred Compensation Plan) of the Company, (C) the director's death or (D) the director's disability.
(11) Consists of (i) 10,250,989 shares of Common Stock held by all directors and executive officers of the Company as a group and (ii) 49,930 shares of Common Stock underlying RSUs held by all directors and executive officers of the Company as a group that will vest within 60 days of April 18, 2022.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Policies and Procedures for Related Person Transactions
Our Board has adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions. Under the policy, our legal team is primarily responsible for developing and implementing processes and procedures to obtain information regarding related persons with respect to potential related person transactions and then determining, based on the facts and circumstances, whether such potential related person transactions do, in fact, constitute related person transactions requiring compliance with the policy. If our legal team determines that a transaction or relationship is a related person transaction requiring compliance with the policy, our legal department is required to present to the Audit Committee all relevant known facts and circumstances relating to the related person transaction. Our Audit Committee must review the relevant facts and circumstances of each related person transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the extent of the related person’s interest in the transaction, take into account the conflicts of interest and corporate opportunity provisions of our Code of Business Conduct and Ethics, and either approve or disapprove the related person transaction. If advance Audit Committee approval of a related person transaction requiring the Audit Committee’s approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the Chairperson of the Audit Committee subject to ratification of the transaction by the Audit Committee at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. If a transaction was not initially recognized as a related person transaction, then upon such recognition the transaction will be presented to the Audit Committee for ratification at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. Our management will update the Audit Committee as to any material changes to any approved or ratified related person transaction and will provide a status report at least annually of all then current related person transactions. No director may participate in approval of a related person transaction for which he or she is a related person.
Relationships and Transactions with Directors, Executive Officers and Significant Stockholders
The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding Common Stock, or any member of the immediate family of any of the foregoing persons, since January 1, 2021, other than equity and other compensation, termination, change in control and other arrangements, which are described above under “Executive Compensation" and "Executive Compensation—Director Compensation.”
Stockholders Agreements
The Stockholders Agreement grants the AEA Fund, OTPP and TCP the right, but not the obligation, to designate a number of individuals for election to our Board at any meeting of our stockholders (or consent in lieu of a meeting) at which directors are to be elected. Pursuant to the Stockholders Agreement, we are required to, among other things, nominate a number of individuals for election as our directors at any meeting of our stockholders (or consent in lieu of a meeting) at which directors are to be elected, designated by the AEA Fund, OTPP and TCP, such that, upon the election of such individual and each other individual designated by or at the direction of our Board or a duly authorized committee of the board, as a director of our company, the number of:
•AEA Designees serving as directors will be equal to (i) three (3) directors, if certain affiliates of the AEA Fund continue to beneficially own at least 20% of the aggregate number of shares of Common Stock outstanding immediately following our IPO, (ii) two (2) directors, if certain affiliates of the AEA Fund continue to beneficially own less than 20% but at least 10% of the aggregate number of shares of Common Stock outstanding immediately following our IPO, or (iii) one (1) director, if certain affiliates of the AEA Fund continue to beneficially own less than 10% but at least 5% of the aggregate number of shares of Common Stock outstanding immediately following our IPO;
•OTPP Designees serving as directors will be equal to (i) two (2) directors, if certain affiliates of OTPP continue to beneficially own at least 10% of the aggregate number of shares of Common Stock outstanding immediately following our IPO, or (ii) one (1) director, if certain affiliates of OTPP continue to beneficially own less than 10% but at least 5% of the aggregate number of shares of Common Stock outstanding immediately following our IPO; and
•TCP Designees serving as directors will be equal to (i) two (2) directors, if certain affiliates of TCP continue to beneficially own at least 10% of the aggregate number of shares of Common Stock outstanding immediately following our IPO, or (ii) one (1) director, if certain affiliates of TCP continue to beneficially own less than 10% but at least 5% of the aggregate number of shares of Common Stock outstanding immediately following our IPO.

Each of the AEA Fund, OTPP and TCP agrees to vote, or cause to vote, all of their outstanding shares of our Common Stock (whether at a meeting or by consent), so as to cause the election of the AEA Designees, OTPP Designees and TCP Designees, in each case to the extent that each or any of the AEA Fund, OTPP and TCP have exercised their right to designate individuals for election to the Board.
If the number of individuals that any of the AEA Fund, OTPP or TCP has the right to designate is decreased because of the decrease in its in ownership, then any corresponding AEA Designees, OTPP Designees or TCP Designees will immediately tender his or her resignation for consideration by our Board and, if such resignation is requested by our Board, such director shall resign within thirty (30) days of the date on which the relevant stockholder’s right to designate individuals for election as our directors was decreased pursuant to the terms of the Stockholders Agreement. Notwithstanding the foregoing, a director may resign at any time regardless of the period of time left in his or her then current term.
In addition, pursuant to the Stockholders Agreement, and subject to our Amended and Restated Certificate of Incorporation and our Bylaws, for so long as the AEA Fund, OTPP and TCP collectively beneficially own at least 30% of the aggregate number of shares of Common Stock outstanding immediately following our IPO, certain actions by us or any of our subsidiaries will require the prior written consent of each of the AEA Fund, OTPP and TCP so long as such stockholder is entitled to designate at least two (2) directors for nomination to our Board. The actions that will require prior written consent include: (i) change in control transactions, (ii) acquiring or disposing of assets or any business enterprise or division thereof for consideration in excess of $250.0 million in any single transaction or series of transactions, (iii) increasing or decreasing the size of our Board or the board of directors of any of our subsidiaries, (iv) terminating the employment of our Chief Executive Officer or hiring a new chief executive officer, and (v) initiating any liquidation, dissolution, bankruptcy or other insolvency proceeding involving us or any of our significant subsidiaries.
Management Stockholders Agreement
The Management Stockholders Agreement requires us to, among other things, nominate Jeremy Andrus, our Chief Executive Officer and Chairman of the Board, for election as a director at any applicable meeting of our stockholders (or consent in lieu of a meeting), for so long as Mr. Andrus serves in his capacity as our Chief Executive Officer or, if Mr. Andrus is no longer serving as our Chief Executive Officer, until the earlier of (i) the termination of Mr. Andrus’s employment by us or any of our subsidiaries for cause, and (ii) the date on which Mr. Andrus ceases to beneficially own greater than 2% of the shares of Common Stock then outstanding.
In addition, pursuant to the Management Stockholders Agreement, for so long as a Trigger Event has not occurred, upon each of the first, second and third consecutive vacancies on our Board resulting from a decrease in the number of AEA Designees, OTPP Designees or TCP Designees pursuant to the terms of the Stockholders Agreement, Mr. Andrus will have the right to designate the initial replacement director, and we will be required to nominate such individual for election as our director at the immediately succeeding applicable meeting of our stockholders (or consent in lieu of a meeting). In the event that Mr. Andrus is no longer serving as our Chief Executive Officer and for so long as a Trigger Event has not occurred, (i) any director designated by Mr. Andrus in accordance with the foregoing sentence shall satisfy the standards of independence established for independent directors and the additional independence standards applicable to audit committee members established pursuant to Rule 10A-3 under the Exchange Act and shall not be an affiliate of Mr. Andrus, and (ii) we will appoint Mr. Andrus as our Executive Chairman if he still serves on our Board.
Coordination Agreement
In connection with our IPO, the Investors entered into a coordination agreement, dated as of July 28, 2021 (the “Coordination Agreement”). Pursuant to the Coordination Agreement, the Investors agree, subject to certain limited exceptions, to certain limitations on their ability to sell or transfer any shares of Common Stock. For example, the Coordination Agreement requires the Investors to make reasonable efforts to provide notice to the other Investors and to coordinate their sales of Common Stock for certain transfers including, but not limited to (i) transfers by the Investors of their shares pursuant to Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), (ii) distributions to partners, and (iii) tag-along rights regarding certain private sales of Common Stock. Any Investor may withdraw from the Coordination Agreement in the event such Investor holds less than three percent (3%) of the aggregate then-outstanding shares of our Common Stock.
Registration Rights Agreement
In connection with our IPO, we, the Investors and certain other stockholders entered into a registration rights agreement, dated of July 28, 2021 (the “Registration Rights Agreement”). The Registration Rights Agreement provides the Investors and certain other stockholders, under certain circumstances and subject to certain restrictions, with certain rights with respect to the registration of their shares of Common Stock under the Securities Act, including customary demand and piggyback registration rights.
Other Transactions
We outsource a portion of our customer service and support operations to a third party. This third party is owned in part by OTPP and TCP. The total amount of expenses associated with such services was $10.1 million for the year ended December 31, 2021. The amount payable to the third party as of December 31, 2021 was $1.2 million.
Indemnification Agreements
Our Bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by the Delaware General Corporation Law, subject to certain exceptions contained in our Bylaws. In addition, our Amended and Restated Certificate of Incorporation provides that our directors will not be liable for monetary damages for breach of fiduciary duty to the fullest extent permitted by law.
We have entered into indemnification agreements with each of our executive officers and directors. The indemnification agreements provide the indemnitees with contractual rights to indemnification, and expense advancement and reimbursement, to the fullest extent permitted under the Delaware General Corporation Law, subject to certain exceptions contained in those agreements.
There is no pending litigation or proceeding naming any of our directors or officers for which indemnification is being sought, and we are not aware of any pending litigation that may result in claims for indemnification by any director or executive officer.
STOCKHOLDERS’ PROPOSALS
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2023 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices, 1215 E Wilmington Ave., Suite 200, Salt Lake City, Utah 84106 in writing not later than December 26, 2022.
Stockholders intending to present a proposal at the 2023 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not less than 90 days nor more than 120 days prior to the anniversary of the preceding year’s annual meeting of the Company's stockholders. Therefore, we must receive notice of such a proposal or nomination for the 2023 Annual Meeting of Stockholders no earlier than February 14, 2023 and no later than March 16, 2023. The notice must contain the information required by the Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2023 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after June 14, 2023, then our Secretary must receive such written notice not later than the close of business on the 90th day prior to the 2023 Annual Meeting or, if later, the close of business on 10th day following the day on which public disclosure of the date of such meeting is first made by us.
In addition to satisfying the foregoing requirements under the Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 17, 2023.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.
OTHER MATTERS
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors and officers (as defined in Rule 16a-1(f) under the Exchange Act), and holders who beneficially own more than ten percent (10%) of our Common Stock (collectively, “Reporting Persons”), to file with the SEC reports of ownership and changes in ownership of our Common Stock on Forms 3, 4 and 5. Based solely on our review of Forms 3, 4 and 5 and amendments thereto filed electronically with the SEC by the Reporting Persons, and written representations from certain Reporting Persons, we believe that all reports required to be filed by such persons with respect to the Company’s fiscal year ended December 31, 2021 were timely filed, except that, due to administrative error, (i) Wayne Marino, a member of our Board, filed late a Form 3, reporting his holdings of our Common Stock, (ii) Jim Hardy, our Chief Supply Chain Officer, filed late two Forms 4, reporting his acquisitions of additional shares of our Common Stock through an open market purchase and a grant of RSUs, respectively, and (iii) each of Wayne Marino and Raul Alvarez, each a member of our Board, filed late one Form 4, reporting a grant of fully vested RSUs, which have not yet been settled in shares of our Common Stock, in lieu of a portion of his annual cash retainer payable for the third quarter 2021, pursuant to his election under the Deferred Compensation Plan.
***
Our Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.
SOLICITATION OF PROXIES
The accompanying proxy is solicited by and on behalf of our Board, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.
Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.
We intend to file a proxy statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for our 2023 Annual Meeting. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at: www.sec.gov.

TRAEGER’S ANNUAL REPORT ON FORM 10-K
A copy of Traeger’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on April 18, 2022 without charge upon written request addressed to:
Traeger, Inc.
Attention: Secretary
1215 E Wilmington Ave., Suite 200
Salt Lake City, Utah 84106
A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 at investors.traeger.com.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.
By Order of the Board of Directors
Thomas Burton
General Counsel
Salt Lake City, Utah
April 25, 2022

TRAEGER, INC.
1215 E. WILMINGTON AVE., STE 200
SALT LAKE CITY, UT 84106

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 13, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/COOK2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 13, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D81394-P71212 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TRAEGER, INC.

The Board of Directors recommends you vote FOR Proposals 1 and 2:

	For All	Withhold All	For All Except
1. Election of Class I directors to serve until the 2025 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

1a. Jeremy Andrus
1b. Wendy A. Beck
1c. Daniel James
1d. Elizabeth C. Lempres

NOTE: Such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof.

NOTE: Please sign as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D81395-P71212

PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TRAEGER, INC.

The undersigned stockholder(s) hereby appoint(s) Jeremy Andrus and Dominic Blosil, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of TRAEGER, INC. Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held at 1:00 p.m., Mountain Time, on June 14, 2022 or any continuation, postponment or adjournment thereof (the "Meeting"), with all powers which the undersigned would possess if present at the Meeting.

Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Meeting by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the Meeting or any continuation, postponement or adjournment thereof.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

(Continued and to be marked, dated and signed, on the other side)